UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2022

DISTRIBUTION SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(773) 304-5050

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.00 par value	DSGR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on December 29, 2021, Distribution Solutions Group, Inc., a Delaware corporation formerly known as Lawson Products, Inc. (the “Company”), entered into:

•

an Agreement and Plan of Merger (the “TestEquity Merger Agreement”) by and among (i) LKCM TE Investors, LLC, a Delaware limited liability company (the “TestEquity Equityholder”), (ii) TestEquity Acquisition, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the TestEquity Equityholder (“TestEquity”), (iii) the Company and (iv) Tide Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub 1”), pursuant to the terms and subject to the conditions of which the parties agreed, among other things, that Merger Sub 1 would merge with and into TestEquity, with TestEquity surviving the merger as a wholly-owned subsidiary of the Company (the “TestEquity Merger”); and

•

an Agreement and Plan of Merger (the “Gexpro Services Merger Agreement” and, together with the TestEquity Merger Agreement, the “Merger Agreements”) by and among (i) 301 HW Opus Investors, LLC, a Delaware limited liability company (the “Gexpro Services Stockholder”), (ii) 301 HW Opus Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Gexpro Services Stockholder (“Gexpro Services”), (iii) the Company and (iv) Gulf Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub 2”), pursuant to the terms and subject to the conditions of which the parties agreed, among other things, that Merger Sub 2 would merge with and into Gexpro Services, with Gexpro Services surviving the merger as a wholly-owned subsidiary of the Company (the “Gexpro Services Merger” and, together with the TestEquity Merger, the “Mergers”).

On April 4, 2022, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Form 8-K”) to disclose, among other matters, that the Company had consummated the Mergers. This Form 8-K/A amends the Initial Form 8-K to provide the financial statements of TestEquity, the financial statements of Gexpro Services and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

TestEquity

The audited consolidated financial statements of TestEquity and its subsidiaries as of and for the years ended December 31, 2021 and December 31, 2020, the notes related thereto and the independent auditor’s report of Grant Thornton LLP related thereto are filed as Exhibit 99.1 hereto and are hereby incorporated herein by reference.

Gexpro Services

The audited consolidated financial statements of Gexpro Services and its subsidiaries as of and for the year ended December 31, 2021, and as of December 31, 2020, and for the periods from February 23, 2020 through December 31, 2020, the notes related thereto and the independent auditor’s report of RSM US LLP related thereto are filed as Exhibit 99.2 hereto and are hereby incorporated herein by reference.

The audited combined abbreviated financial statements of the Gexpro Services business of Rexel USA, Inc. (predecessor of 301 HW Opus Holdings, Inc.) for the period from January 1, 2020 through February 23, 2020, the notes related thereto and the independent auditor’s report of RSM US LLP related thereto are filed as Exhibit 99.3 hereto and are hereby incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company, TestEquity and Gexpro Services as of and for the year ended December 31, 2021 and the notes related thereto are filed as Exhibit 99.4 hereto and are hereby incorporated herein by reference.

(d) Exhibits

Exhibit No.	Exhibit Description

23.1	Consent of Grant Thornton LLP.

23.2	Consent of RSM US LLP.

23.3	Consent of RSM US LLP.

99.1	Audited Consolidated Financial Statements of TestEquity and its subsidiaries as of and for the year ended December 31, 2021 and December 31, 2020, the Notes related thereto and the Independent Auditor’s Report of Grant Thornton LLP related thereto.

99.2	Audited Consolidated Financial Statements of Gexpro Services and its subsidiaries as of and for the year ended December 31, 2021 and as of December 31, 2020, and for the periods from February 23, 2020 through December 31, 2020, the Notes related thereto and the Independent Auditor’s Report of RSM US LLP related thereto.

99.3	Audited Combined Abbreviated Financial Statements of the Gexpro Services business of Rexel USA, Inc. (predecessor of 301 HW Opus Holdings, Inc.) for the period from January 1, 2020 through February 23, 2020, the Notes related thereto and the Independent Auditor’s Report of RSM US LLP related thereto.

99.4	Unaudited Pro Forma Condensed Combined Financial Information of the Company, TestEquity and Gexpro Services as of and for the year ended December 31, 2021 and the Notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION SOLUTIONS GROUP, INC.
(Registrant)

Date: June 15, 2022	By:	/s/ Ronald J. Knutson
	Name:	Ronald J. Knutson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer